Exhibit 10.15
FIRST AMENDMENT
OF
UNITEDHEALTH GROUP
EXECUTIVE SAVINGS PLAN
(2024 Statement)
WHEREAS, UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), has heretofore established and maintains several nonqualified, deferred compensation programs (the “ESP”) for the benefit of a select group of management or highly compensated employees of UnitedHealth Group and certain affiliates of UnitedHealth Group;
WHEREAS, said programs are currently embodied in a single document which is effective January 1, 2024, and which is entitled “UNITEDHEALTH GROUP EXECUTIVE SAVINGS PLAN (2024 Statement)” (hereinafter referred to as the “Plan Statement”);
WHEREAS, Section 11.5 of the Plan Statement provides that the Executive Vice President & Chief People Officer (“EVP CPO”) may adopt certain amendments that do not materially increase the cost of the ESP;
WHEREAS, the EVP CPO wishes to amend the Plan Statement to add Optum Select Management, Inc. as a participating employer in the ESP, effective March 24, 2024; and
WHEREAS, the EVP CPO has determined that this proposed amendment is within her authority and does not materially increase the cost of the ESP.
NOW, THEREFORE, BE IT RESOLVED, that the Plan Statement is hereby amended in the following respect:
1.PARTICIPATING EMPLOYERS. Effective as of March 24, 2024, Schedule 1 to the Plan Statement is amended in the form attached hereto as Exhibit A.
2.SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

UNITEDHEALTH GROUP INCORPORATED
Dated: March 18, 2024	By:	/s/ Erin L. McSweeney
Erin L. McSweeney
Executive Vice President & Chief People Officer

Exhibit 10.15
Exhibit A
SCHEDULE I
EMPLOYERS PARTICIPATING
IN THE
UNITEDHEALTH GROUP EXECUTIVE SAVINGS PLAN
Effective as of March 24, 2024

U.S. Domestic Corporations
1.United HealthCare Services, Inc.
2.UHC International Services, Inc.
3.Health Plan of Nevada, Inc.
4.Sierra Health and Life Insurance Company, Inc.
5.Southwest Medical Associates, Inc.
6.Optum Services, Inc.
7.UnitedHealthcare of Illinois, Inc.
8.Optum Care, Inc.
9.Optum Select Management, Inc.